Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1

AMENDMENT NO. 1 (this “Amendment”) dated as of June 3, 2011 among KOHLBERG KRAVIS ROBERTS & CO. L.P. (the “Company”), HSBC BANK PLC, as a Lender and as Administrative Agent (the “Administrative Agent”) under the Credit Agreement referred to below, each of which is a party to the Credit Agreement referred to below, and Royal Bank of Canada (the “New Revolving Lender”).

The Company, the Co-Borrowers party thereto, the Lenders party thereto (including the Lenders executing this Amendment) and the Administrative Agent are parties to the Amended and Restated Credit Agreement dated as of February 22, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by said Lenders to the Company and the Co-Borrowers thereunder.

WHEREAS, the Company has requested that the Credit Agreement be amended to permit an increase in the Commitments thereunder;

WHEREAS, the New Revolving Lender has agreed to provide the full amount of such increase in the Commitments under the Credit Agreement and become a Lender thereunder;

WHEREAS, the parties hereto wish now to amend the Credit Agreement to effect such changes;

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

Section 1.  Definitions.  Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.

Section 2.  Amendments.  Subject to the satisfaction of the conditions precedent specified in Section 4 below, the Credit Agreement shall be amended as follows:

2.01.  References Generally.  References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02.  Amendment to Section 1.01 (Defined Terms).  Section 1.01 of the Credit Agreement is hereby amended as follows:

(a) by deleting the definition of “Commitments” in its entirety and inserting in lieu thereof the following new definition:

““Commitment” means, with respect to each Lender, the commitment of such Lender to make Global Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section

10.04. The amount of each Lender’s Commitment is set forth on Schedule 2.01, or in the Assignment pursuant to which such Lender shall have assumed its Commitment, as applicable. As of the Amendment No. 1 Effective Date, the aggregate amount of the Lenders’ Commitments is $750,000,000.”; and

(b) by adding the following new definition in the appropriate alphabetical location:

““Amendment No. 1 Effective Date” means June 3, 2011.”

2.03.        Amendment to Schedule 2.01 (Commitments).  Schedule 2.01 to the Credit Agreement is hereby amended by deleting existing Schedule 2.01 and replacing it with a new Schedule 2.01 in the form attached hereto as Exhibit A.

Section 3.  Representations and Warranties.  The Company represents and warrants to the Administrative Agent and the Lenders that immediately before and after giving effect to this Amendment (a) the representations and warranties set forth in Article 3 of the Credit Agreement and in the other Loan Documents (as such term is defined in the Credit Agreement as amended hereby) are true and correct in all material respects on the date hereof as if made on and as of the date hereof (or, if any representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct in all material respects as of such specific date) and (b) no Default or Event of Default has occurred and is continuing.

Section 4.  Conditions Precedent.  This Amendment shall become effective on the date on which the Administrative Agent (or its counsel) shall have received (i) duly executed and completed counterparts hereof from the Company, the Administrative Agent, the Required Lenders and the New Revolving Lender and (ii) such documents and certificates as the Administrative Agent may reasonably request relating to the existence of the Company and the authorization, execution and delivery of this Amendment, all in form and substance satisfactory to the Administrative Agent.

Section 5.  Joinder.  From and after the Amendment No. 1 Effective Date, the New Revolving Lender executing and delivering a signature page to this Amendment shall become a party to the Credit Agreement as amended hereby and shall have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof.

Section 6.  Costs and Expenses.  The Company agrees to pay the reasonable costs and expenses of the Administrative Agent in connection with this Amendment as provided in Section 10.03(a) of the Credit Agreement.

Section 7.  Miscellaneous.  Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and both of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.  This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[Remainder of the page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or representatives thereunto duly authorized, as of the date first above written.

KOHLBERG KRAVIS ROBERTS & CO. L.P.

By:	/s/ William Janetschek
	Name:	William J. Janetschek
	Title:	Authorized Person

[Signature Page to Amendment No.1]

HSBC BANK PLC., as Lender and as Administrative Agent

By:	/s/ Philip J. Dixon
Name: Philip J. Dixon
Title: Director, Financial Sponsors Group

HSBC SECURITIES (USA) INC., as Arranger

By:	/s/ A.R. Jackson
Name: A.R. Jackson
	Title:	M.D. & Co-Head of Leveraged & Acquisition Finance, Americas

[Signature Page to Amendment No.1]

ROYAL BANK OF CANADA, as the New Revolving Lender

By:	/s/ Tim Stephens
Name: Tim Stephens
Title: Authorized Signatory

[Signature Page to Amendment No.1]

EXHIBIT A

SCHEDULE 2.01

Commitments

Lender	Commitment
HSBC Bank plc	$700,000,000
Royal Bank of Canada	$50,000,000
TOTAL	$750,000,000